UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 25, 2024

HYATT HOTELS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34521	20-1480589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza
8th Floor	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 750-1234

Former Name or Former Address, if Changed Since Last Report: Not Applicable

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
As previously announced, during the quarter ended March 31, 2024, Hyatt Hotels Corporation (the "Company") realigned its reportable segments to align with the Company's business strategy, the organizational changes for certain members of its leadership team, and the manner in which the Company's chief operating decision maker ("CODM") assesses performance and makes decisions regarding the allocation of resources. A summary of the Company's revised reportable segments is as follows:
•Management and franchising, which consists of the provision of management, franchising, and hotel services, or the licensing of the Company's intellectual property to, (i) the Company's property portfolio, (ii) the Company's co-branded credit card programs, and (iii) other hospitality-related businesses, including the Unlimited Vacation Club;
•Owned and leased, which consists of the Company's owned and leased hotel portfolio and, for purposes of owned and leased segment Adjusted EBITDA, the Company's pro rata share of unconsolidated hospitality ventures' Adjusted EBITDA based on the Company's ownership percentage of each venture; and
•Distribution, which consists of distribution and destination management services offered through ALG Vacations and the boutique and luxury global travel platform offered through Mr & Mrs Smith.
For informational purposes and to assist investors in making comparisons of the Company's historical financial information with financial information to be made available in the future that will reflect the revised reportable segments, the Company has furnished as Exhibit 99.1 to this Form 8-K certain supplemental financial information for the year ended December 31, 2023. The recast unaudited historical financial information was prepared on a basis consistent with the Company's revised segment structure. The recast information reflects segment allocation of the Company's results of operations and financial statement line item reclassification and does not revise or restate the Company's previously reported consolidated financial statements or the Company's previously reported non-GAAP measures on a consolidated basis.
The Company will hold a conference call on May 3, 2024, at 10:00 a.m. CT to discuss the revised segment structure. Interested parties may listen to a simultaneous webcast of the conference call, which may be accessed through the Company's website at investors.hyatt.com. Alternatively, participants may access the live call by dialing 800.715.9871 (U.S. Toll-Free) or 646.307.1963 (International Toll Number) using conference ID #2589041 approximately 15 minutes prior to the scheduled start time. An archive of the webcast will be available on the Company's website for 90 days. Interested parties may submit questions related to the revised segment structure in advance of the conference call by e-mailing questions to investorrelations@hyatt.com. The Company intends to address questions submitted in advance related to the revised segment structure during the conference call. Related questions may be grouped and addressed together at the Company's discretion.
In a press release issued on April 25, 2024, the Company announced the availability of the supplemental financial information and the timing of the conference call. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.
The information furnished under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 in Item 9.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Supplemental Financial Information - Segment Realignment (furnished pursuant to Item 7.01)
99.2	Hyatt Hotels Corporation Press Release, dated April 25, 2024 (furnished pursuant to Item 7.01)
101	Interactive Data File - XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: April 25, 2024	By:	/s/ Joan Bottarini
Joan Bottarini
Executive Vice President, Chief Financial Officer